                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                        April 27, 2006

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 27, 2006, Hancock Holding Company
issued a press release announcing a presentation to be made at the Gulf South
Bank Conference on Monday, May 1, 2006. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 27, 2006, headed "Hancock Holding
                             Company officers to present at Gulf South Bank
                             Conference"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 28, 2006

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
April 27, 2006

For More Information
George A. Schloegel, Chief Executive Officer
Carl J. Chaney, Chief Financial Officer
Paul D. Guichet, Vice President, Investor Relations
800.522.6542 or 228.563.6559

===================================================================================================================

                     Hancock Holding Company officers to present at Gulf South Bank Conference

     GULFPORT,  MS (April 27, 2006) - Monday,  May 1, 2006, at 9:10 a.m. (EDT),  senior officers of Hancock Holding
Company  (NASDAQ:  HBHC) - parent  company of  107-year-old  Hancock Bank - will address  financial  analysts  from across the  nation  during the 11th  annual  Gulf South Bank  Conference  at the  Ritz-Carlton  Hotel  Buckhead  in
Atlanta, GA.

     At the conference,  Hancock's chief executive  officer George A. Schloegel and chief financial officer Carl J.
Chaney will highlight the company's financial  performance,  corporate business  strategies,  and economic profiles of Hancock's Gulf South markets.

     Investors  may  access  a  live,   listen-only   webcast  of  Schloegel  and  Chaney's  comments  by  visiting
www.hancockbank.com  and clicking the Investor  Relations tab. The archived  presentation will be available for two weeks after the conference concludes.

     The  investment  community  recognizes  the Gulf South Bank  Conference  as one of the premier  regional  bank conferences  with  an  emphasis  on  mid-to-small-cap  companies.  Scheduled  for  April  30 - May 2,  this  year's conference will feature insightful  presentations from executive management  representing 22 financial institutions from across the  Southeast.  Additional  information  about the conference  and a list of  participating  banks are available at www.gulfsouthbankconference.com.

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida,  and Magna Insurance Company - has assets of $6.26 billion.  Founded in 1899,  Hancock Bank stands among the  strongest,  safest  financial  institutions  in the nation and is the only  financial  services  company headquartered  in the Gulf  South to rate  among  the top 25 of  America's  top-performing  banks.  Hancock  offers comprehensive  financial  solutions through 144 banking and financial  services offices and more than 125 automated teller machines throughout South Mississippi,  Louisiana,  and Florida,  including  subsidiaries Hancock Investment
Services,  Inc.,  Hancock Insurance Agency and its divisions of Ross King Walker and J. Everett Eaves, and Harrison
Finance Company.

     Investors  can  access  additional  corporate   information  or  online  banking  and  bill  pay  services  at
www.hancockbank.com.

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